UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 4, 2011

ELECTRONIC ARTS INC.

(Exact Name of EA as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500

(EA’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of EA under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2011, Electronic Arts Inc. (“EA”) announced certain changes in EA’s organization and leadership team. Effective August 8, 2011, Frank Gibeau, President of EA Games, will become President of the EA Labels, which will comprise of EA Games, EA SPORTS, Bioware and EA Play. Peter Moore, President of EA SPORTS, will assume the role of Chief Operating Officer and will oversee EA’s global publishing organization, global online initiatives including the Origin platform, media sales and central development services. Barry Cottle, Executive Vice President of EA Interactive will oversee EA Mobile, Playfish, Pogo, Hasbro and PopCap, following the completion of EA’s acquisition of PopCap Games, Inc.

A copy of the message from John Riccitiello, EA’s Chief Executive Officer, announcing these changes on www.ea.com is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Message from John Riccitiello, EA’s Chief Executive Officer, on www.ea.com dated August 4, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, EA has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: August 4, 2011

By: /s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Message from John Riccitiello, EA’s Chief Executive Officer on www.ea.com dated August 4, 2011.